Fund Profile
October 31, 2007

BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

This profile summarizes key information about Brandes Institutional International Equity Fund (the “Fund”) that is included in the Fund’s prospectus.  The Fund’s prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest.

You may obtain the prospectus and other information about the Fund at no cost to you by calling (800) 331-2979 or contacting your financial representative.

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Investment Objective of the Fund

The Fund seeks long-term capital appreciation.

Principal Investment Strategies of the Fund

The Fund invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  Under normal conditions, the Fund invests at least 80% of its net assets measured at the time of purchase in equity securities of issuers located in at least three countries outside the U.S.  Up to 20% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  Up to 10% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of small capitalization companies (those whose market value of publicly traded securities totals $1 billion or less measured at the time of purchase). Brandes Investment Partners, L.P. (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period of the report.  You may obtain these reports at no cost by calling 1-800-331-2979.

Principal Risks of Investing in the Fund

General Stock Market Risks.  The Fund’s principal risks are those of investing in the stock market. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. That means they may experience sudden, unpredictable declines in value, as well as periods of poor performance.  Because stock values fluctuate, when you sell your investment you may receive more or less money than you originally invested.

Foreign Securities.  Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.  Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

The Fund is appropriate for investors who are willing to tolerate short-term stock market fluctuations in pursuit of potentially above-average long-term returns.  By itself, the Fund does not constitute a complete investment plan.

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Bar Charts and Performance Table

The table below gives some indications of the risks of an investment in the Fund by comparing the Fund’s performance with the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index.  The return information provided illustrates how the Fund’s performance can vary, which is one indication of the risks of investing in the Fund.

The chart and table assume reinvestment of dividends and distributions.  The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

During the period shown in the bar chart, the highest quarterly return was 27.15% (4th quarter, 1999) and the lowest quarterly return was –20.72% (3rd quarter, 2002).

Average Annual Total Returns
(For the periods ended September 30, 2007)
Brandes Institutional International Equity Fund	1 Year	5 Years	Since Inception(1)
Return Before Taxes	18.65%	24.39%	15.24%
Return After Taxes on Distributions (2)	16.88%	23.16%	13.39%
Return After Taxes on Distributions and Sale of Fund Shares (2)	14.08%	21.29%	12.69%

MSCI EAFE Index (3)	24.86%	23.55%	8.47%

(1) Inception date is January 2, 1997.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets.  The returns shown for this comparative index include the reinvestment of dividends and do not reflect any deduction for fees, expenses or taxes.

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Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge	None
Redemption Fee	None
Annual Fund Operating Expenses (fees paid from Fund assets)
Management fees	1.00%
Other expenses	0.12%
Total Annual Fund Operating Expenses[1]	1.12%

1 The Advisor has agreed with Brandes Investment Trust (the “Trust”) to limit the Fund’s annual operating expenses, including repayment of previous waivers, to 1.20% of the Fund’s average daily net assets through the Fund’s fiscal year ending September 30, 2007.  As of the date of this profile, the Fund has fully repaid the Advisor for previous waivers.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund’s operating expenses remain the same.   Although your actual costs may be higher or lower, under these assumptions, your costs would be:

If you redeem your shares:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

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Investment Advisor

The Fund’s Advisor, Brandes Investment Partners, L.P., has been in business, through various predecessor entities, since 1974.  As of September 30, 2007, the Advisor managed approximately $121.7 billion in assets for various clients, including corporations, mutual funds, public and corporate pension plans, foundations and charitable endowments, and individuals.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California 92130.

Managers of the Fund. The Fund is team-managed by the Advisor's Large Cap Investment Committee, whose members are senior analysts and portfolio management professionals of the firm.

How To Buy Fund Shares

The Fund is currently closed to new shareholders.  The Fund has discontinued all sales of its shares, except shares purchased:  (1) through the reinvestment of dividends and distributions; (2) by 401K, 403(b) and 457 plans that selected the Fund as an investment option; (3) by shareholders participating in wrap fee programs who have invested in the Fund before July 1, 2002; and (4) by institutional investors that are clients of the Advisor.  Other shareholders who own shares of the Fund are no longer able to make additional purchases.

The Fund may relax or eliminate this restriction on sales of shares subject to the discretion of the Board of Trustees.  For further information, please call (800) 331-2979.

Minimum Investment

The minimum initial investment in the Fund is $1 million; there is no minimum subsequent investment.  The Distributor may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans, trustees and employees of the Advisor.

You may also purchase shares of the Fund by paying “in-kind” in the form of securities, provided that; 1) such securities are of the type which the Fund may legally purchase; and 2) are consistent with the Fund’s investment objective and policies; and 3) that such securities are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing; and 3) that the purchase has been approved by the Advisor; and 4) that such transactions are in the best interest of the Fund’s shareholders.

How to Sell Fund Shares

You may sell (redeem) your Fund shares on any day the Fund is open for business.

You may sell by:

_
Sending a written request to the Fund’s Transfer Agent, Investors Bank & Trust Company, P.O. Box 9130, Boston, MA 02117-9130, or by delivering instructions to the Fund’s Transfer Agent at P.O. Box 642, Boston, MA 02117-9818.  The check will be mailed to the address of record unless you give other instructions.

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_	Telephoning (617) 946-1945 if you have selected the telephone redemption option on your Account Application. Have your account number available.

If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Transfer Agent.

The Fund and the Transfer Agent may reject any purchase order for any reason and without prior notice.

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio.  The Fund has adopted policies and procedures reasonably designed to monitor Fund trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity.  The Fund reserves the right to modify these policies at any time without shareholder notice.  In particular, the Fund or the Fund’s distributor may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the distributor, actual or potential harm to the Fund.  The distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Fund currently considers any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares more than twice in any twelve-month period.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Fund or the distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Fund and the distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that the Fund’s policies and procedures will be effective.  In addition, the Fund receives orders through financial intermediaries (such as brokers, retirement plan recordkeepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Fund.

To the extent that the Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent then it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Fund and compromise its portfolio management strategy.

Finally, the Fund invests in foreign securities and may be particularly susceptible to short duration trading strategies.

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Distributions and Tax Information

The Fund may earn income from dividends on the stocks in its portfolio, and may realize capital gains from appreciation on its holdings.  The Fund distributes substantially all of its net income and capital gains, if any, to shareholders once a year, usually in December.

You may select one of the following options

☐	Dividend and capital gain distributions used to purchase additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

☐	Capital gain distributions used to purchase additional shares of the Fund. Dividend distributions sent to you by check.

☐	Dividend and capital gain distributions sent to you by check.

Distributions are taxable regardless of whether you reinvest them or take them in cash.  Income is taxed at ordinary federal income tax rates.  Distributions will generally be taxed at ordinary federal income tax rates unless designated as capital gains distributions or qualified dividend distributions, in which case the distributions may be taxed at preferential long-term capital gains rates.  Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Fund will also notify you each year of the amounts available as credits.

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Fund Profile
October 31, 2007

BRANDES INVESTMENT TRUST

•	Separately Managed Account Reserve Trust

This profile summarizes key information about Separately Managed Account Reserve Trust (the “Fund”) that is included in the Fund’s prospectus.  The Fund’s prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest.

You may obtain the prospectus and other information about the Fund at no cost to you by calling (800) 331-2979 or contacting your financial representative.

Investment Objective of the Fund

The Fund seeks to maximize total long-term return.

Principal Investment Strategies of the Fund

The Fund invests primarily in a diversified portfolio of debt securities. These include debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, debt securities issued by U.S. and foreign companies, collateralized mortgage obligations, and U.S. and foreign mortgage-backed and asset-backed debt securities.

Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”), generally uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio.  The Fund invests primarily in debt securities that the Advisor believes offer attractive yield premiums over risk-free U.S. treasury securities based upon an analysis of the issuer’s ability to repay and the quality of the collateral (if any) supporting the debt obligation.

The Fund invests in both securities rated as investment grade by one or more of the credit rating agencies (securities rated at least BBB- by Standard & Poor’s or Fitch or Baa3 by Moody’s or determined by the Advisor to be of comparable quality) and in non-investment grade, high yield securities.  The Fund may invest up to 60% of its total assets measured at the time of purchase in high yield securities.  The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s average portfolio maturity.  The average portfolio duration of the Fund typically will vary and, under normal market conditions, will range between one and ten years.  Duration is a measure related to the expected life of a fixed income security that is used to approximate the sensitivity of a security’s price to changes in interest rates.

The Fund may invest up to 60% of its total assets in non-U.S. dollar securities, and may engage in currency hedging.  The Fund may use derivative instruments, such as options contracts, futures contracts and swap agreements, for risk management purposes or otherwise as part of its investment strategies.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period of the report.  You may obtain these reports at no cost by calling 1-800-331-2979.

Principal Risks of Investing in the Fund

General Risk of Fixed Income Securities.  The Fund’s principal risks are those of investing in the fixed income securities.  As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating.

Interest Rates Risk.  The income generated by debt securities owned by the Fund will be affected by changing interest rates.  In addition, as interest rates rise the values of fixed income securities held by the Fund are likely to decrease.  Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk.  Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer.  In addition, the Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives (e.g. options on securities, securities indexes, and foreign currencies) and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.

High Yield Risk.  As a result of its investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.  In addition, an economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Fund’s ability to sell its high yield securities. If the issuer of a security is in default with respect to interest payments or principal payments, the Fund may lose its entire investment.

Mortgage Risk.  Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, when holding mortgage-related securities in a period of rising interest rates, the Fund may exhibit additional volatility.  In addition, mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

Risks of International Investing.  Investments in foreign securities involve special risks.  Because the Fund may invest in securities payable in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, thus reducing the Fund’s return.  Investments in securities issued by entities outside the United States may also be affected by conditions affecting local or regional political, social or economic instability; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriations; changes in tax policy; greater market volatility; and differing securities market structures and practices.

Derivative Risks.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk.  They also involve the risk of mispricing or improper valuation, risks inherent to fluctuating markets, portfolio management risks, the risk of imperfect documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  When investing in a derivative instrument, the Fund could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  In addition, the Fund’s use of derivatives may increase the taxes payable by shareholders.

Short-Term Investments.  The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Bar Charts and Performance Table

The table below gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with the Lehman Brothers U.S. Aggregate Index.  The return information provided illustrates how the Fund’s performance can vary, which is one indication of the risks of investing in the Fund.  The table assumes reinvestment of dividends and distributions.  The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns
(For the period ending September 30, 2007)

Separately Managed Account Reserve Trust	1 Year	Since Inception (1)
Return Before Taxes	4.22%	5.11%
Return After Taxes on Distributions (2)	1.76%	2.57%
Return After Taxes on Distributions and Sale of Fund Shares (2)	2.73%	2.89%

Lehman Brothers U.S. Aggregate Index (3)	5.14%	4.53%
Lehman Brothers U.S. Intermediate Credit Index (4)	4.67%	4.23%

(1) Inception date is October 3, 2005.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers U.S. Aggregate Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

(4) The Lehman Brothers U.S. Intermediate Credit Index is the universe of U.S. corporates, non-native currency agencies and local authorities, sovereigns, supranationals and taxable municipals with a remaining maturity between one and ten years.  Securities that were publicly issued in the U.S. and have $250 million or more outstanding are eligible for inclusion.  Furthermore, securities must be rated investment-grade (Baa3 or better) by at least two of the following ratings agencies: Moody’s, S&P, and Fitch.  If only two of the three agencies rate a security, the lower rating is used to determine index eligibility.  The U.S. Credit Index was called the U.S. Corporate Index until July 2000, when the index was renamed to reflect the index’s composition of both corporates and noncorporates.

Fees and Expenses

The Fund will not charge any fees or expenses.  The Advisor does not charge any fees to the Fund and is absorbing all expenses of operating the Fund.  However, the Fund is an integral part of one or more “wrap-fee” programs sponsored by investment advisers and broker-dealers that are not affiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser.

The following is a schedule of the Fund’s estimated fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge	None
Redemption Fee	None

Annual Fund Operating Expenses (fees paid from Fund assets)
Management fees*	0.55%
Other expenses*	0.18%
Total annual Fund operating expenses**	0.73%
Fee waiver/expense reimbursement**	0.73%
Net annual Fund operating expenses	0%

*  The Fund does not pay any management fees, advisory fees or expenses to the Advisor or affiliates of the Advisor.  The amount under “Management fees” reflects the estimated amount of fees attributable to advisory services if the Advisor charged the Fund for its services.  The amount under “Other expenses” reflects the estimated amount of operating expenses of the Fund which would be paid if the fees were not paid by the Advisor.  Investors in the Fund must be clients or affiliates of the Advisor, certain financial institutions, or employee benefit plans, Trustees or certain employees of the Advisor.  See “Shareholder Information” below.

**  The Advisor has agreed to pay or reimburse all expenses of the Fund other than extraordinary expenses.  The “Total annual Fund operating expenses” is the current maximum annual fee that the Fund would charge its clients for fiduciary, trust and/or advisory services if the Fund did not agree to such waiver.

Use the following table to compare fees and expenses of the Fund with those of other funds.  It illustrates the amount of fees and expenses you would pay assuming the following:

•	$10,000 investment in the Fund
•	5% annual return
•	all distributions are reinvested
•	redemption at the end of each period
•	no changes in the Fund’s operating expenses
•	no reimbursement of fees and expenses

Because this example is hypothetical and for comparison only, your actual costs may be different.

Expense Example***

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

***  The “Expense Example” chart illustrates the amount of fees and expenses the Fund would charge if the Advisor charged the Fund for its services.

Investment Advisor

The Fund’s Advisor, Brandes Investment Partners, L.P., has been in business, through various predecessor entities, since 1974.  As of September 30, 2007, the Advisor managed approximately $121.7 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California 92130.

Managers of the Fund. The Fund’s investment portfolio is team-managed by an investment committee of the Advisor, whose members are senior portfolio management professionals of the firm.  The Advisor also provides certain officers for the Trust.  All investment decisions for the Fund are the responsibility of the Advisor’s Fixed Income Investment Committee (“Committee”).  The members of the Committee are Charles S. Gramling, CFA, David J. Gilson, CFA, and Clifford Schireson.  The Committee reviews the research and trade recommendations provided to it by members of the Advisor’s Fixed Income Group.  The members of the Committee discuss the recommendations with the Fixed Income Group and make purchase and sell decisions based upon a unanimous vote of the voting members of the Committee (currently Messrs. Gramling and Gilson).

Mr. Gramling joined the Advisor in 1999 and is co-head of its Fixed Income Group.  Prior to joining the Advisor he was Senior Vice President and Portfolio Manager with Scudder Kemper Investments.
Mr. Gilson joined the Advisor in 2002 and is an Associate Portfolio Manager and Analyst for the Group.  From 2001 until joining the Advisor, he was President of VALUE Restoration, Inc., a turnaround management consulting practice.  From 1999 until joining VALUE Restoration, Inc., he was Chief Financial Officer of James Page Brewing Company.

Mr. Schireson joined the Advisor in 2004 and is the co-head of its Fixed Income Group and its director of institutional services.  From 1998 until joining the Advisor, he was Managing Director of Robeco USA, LLC, an international investment advisor.

How To Buy Fund Shares

You may purchase shares of the Fund only through a wrap program sponsor or a broker-dealer designated by such sponsor.  The Fund has no maximum or minimum initial investment requirements.  The sponsor or broker-dealer acting on behalf of an eligible client must submit a purchase order to the Fund’s Transfer Agent, Investors Bank & Trust Company, (617) 946-1945, either directly or through an appropriate clearing agency.  The sponsor or broker-dealer submitting an order to purchase shares must arrange to have federal funds wired to the Transfer Agent.  Wiring instructions may be obtained by calling (617) 946-1945.

How to Sell Fund Shares

The Fund’s Transfer Agent credits shares to an account maintained on your behalf by the sponsor or broker-dealer, and does not issue stock certificates.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

The sponsor or broker-dealer acting on behalf of an eligible client must submit a redemption order to the Fund’s Transfer Agent, Investors Bank & Trust Company (the “Transfer Agent”), (617) 946-1945, either directly or through an appropriate clearing agency.

Policy on Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).  As all purchase and redemption orders are initiated by the wrap program adviser or sub-adviser, wrap account clients are not in a position to effect purchase and redemption orders and are not able to directly trade in Fund shares.  However, because the Fund is designed to be a component of wrap accounts that also invest in securities and other investments at the direction of the wrap program’s adviser or sub-adviser, shares of the Fund may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new funds, or to accommodate reductions in account sizes, and the Fund is managed in a manner consistent with its role in such wrap accounts.

The Board of Trustees has adopted policies and procedures reasonably designed to monitor Fund trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Fund reserves the right to modify these policies at any time without shareholder notice.  In particular, the Fund or the Fund’s distributor (the “Distributor”) may, without any prior notice, reject a purchase order of any person acting on behalf of any investor or investors whose pattern of trading or transaction history involves, in the opinion of the Fund or the Distributor, actual or potential harm to the Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Fund or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Fund and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that Fund’s policies and procedures will be effective.  Disruptive trading can not be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse affects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Fund, the Fund and the Distributor consider only the information actually available to them at the time.

In addition, the Fund receives orders through financial intermediaries (such as brokers) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Fund.  If a financial intermediary establishes an omnibus account with the Fund, the Distributor does not have access to underlying individual account transactions or shareholder information. Consequently, it may not be able to detect disruptive trading in Fund shares and, even if it is detected, may be unable to stop such activity.  Also, there may exist multiple tiers of the financial intermediary, each utilizing an omnibus account structure, that may further compound the difficulty to the Fund of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has received assurances from each financial intermediary which sells shares of the Fund that it has procedures in place to monitor for disruptive trading activity.

To the extent that the Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent then it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance.  The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Fund and compromise its portfolio management strategy.

Distributions and Tax Information

The Fund expects to pay income dividends monthly, and to make distributions of net capital gains, if any, at least annually.

You may select one of the following options

☐	Dividend and capital gain distributions used to purchase additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

☐	Capital gain distributions used to purchase additional shares of the Fund. Dividend distributions sent to you by check.

☐	Dividend and capital gain distributions sent to you by check.

Distributions are taxable regardless of whether you reinvest them or take them in cash.  Income is taxed at ordinary federal income tax rates.  Distributions will generally be taxed at ordinary federal income tax rates unless designated as capital gains distributions or qualified dividend distributions, in which case the distributions may be taxed at preferential long-term capital gains rates.  Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Fund will also notify you each year of the amounts available as credits.